Exhibit (10)(uu)(i)



                               June 12, 1995


Mr. Ronald S. Hoffman
104 Kings Walk
Massapequa Park, NY 11762

Dear Mr. Hoffman:

    This letter amends the agreement between us as reflected in our letter of July 1, 1994 to you as follows:

    The initial period of employment set forth in Paragraph 1 of said letter (to wit: "the period commencing on July 1, 1994 and continuing until June 30, 1995") is hereby extended until June 30, 1996.

    No other changes of our agreement are effected hereby, including without limitation, Paragraph 6 of said letter.

    Please indicate your acceptance of the amendment set forth herein by executing and returning the enclosed copy of this letter.

                               Very truly yours,

                               NANTUCKET INDUSTRIES, INC.


                               By:_________________________
                                  Stephen M. Samberg,
                                  Chief Executive Officer



                                 ACKNOWLEDGEMENT
                                 ---------------

I hereby accept the above amendment and agree to be bound thereby.


                               ____________________________
                               Ronald S. Hoffman

                               Dated:______________________